UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2010

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Officers, Including Zip Code)

(205) 967-7116
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2010, HealthSouth Corporation (the “Company”) approved a one-time discretionary cash bonus of $50,000 for each of the senior vice president and treasurer, Edmund Fay, and the chief accounting officer, Andrew Price, in recognition of their outstanding efforts and contributions during the vacancy of the chief financial officer position at the Company. These bonuses are payable on May 6, 2010 and are not pursuant to the terms of any compensation plan or arrangement. As previously announced, Douglas E. Coltharp assumed the position of executive vice president and chief financial officer of the Company, effective May 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH Corporation

By:	/s/ John P. Whittington
Name: John P. Whittington
Title: Executive Vice President, General Counsel, and Corporate Secretary

Dated: May 6, 2010